Exhibit 99.2

2016 First Quarter Financial Review Roger W. Stone, Chairman and Chief Executive Officer Draft 9 Matt Kaplan, President and Chief Operating Officer Andrea K. Tarbox, Vice President and Chief Financial Officer April 27, 2016 1

Forward Looking Statements Forward-Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. Risk Factors These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation t revise or update such statements to reflect the occurrence of events after the date of this presentation. Non-GAAP Financial Measures This presentation refers to non-U.S. GAAP financial information. non U.S. GAAP to U.S. GAAP financial measures is available website at KapStonepaper.com under Investors. A reconciliation of onthecompany’s 2

First Quarter Financial Results (1) Percentage change calculations made using unrounded source financials (2) Adjusted to exclude non-cash stock compensation and acquisition, integration and severance expenses and loss on debt extinguishment in Q4 2015. Net of income taxes for Adjusted Net Income (3) Includes $3 million net of tax and $0.03 per share impact in Q1 2016 and Q4 2015 from amortization of intangibles for Vict ory purchase accounting (4) EPS lower in Q1 2016 versus Q1 2015 primarily due to amortization of intangibles resulting from acquisitions. Amortizatio n of purchase accounting intangibles was approximately $9 million in Q1 2016 versus $3 million in Q1 2015, or about $0.04 per share 3 ($ in Millions, except per share) Q1 2016 Q1 2015 Inc/(Dec) (1) Q4 2015 Inc/(Dec) (1) Net Sales $ 738 $ 546 35% $ 764 (3%) EBITDA $79 $82 (3%) $75 5% Adj. EBITDA(2) $88 $87 2% $82 8% Net Income (3) $ 16 $ 26 (38%) $ 12 37% Adj. Net Income(2) $22 $29 (24%) $16 37% Diluted EPS(4) $0.17 $0.27 (37%) $0.12 42% Adj. Diluted EPS(3)(4) $0.23 $0.30 (23%) $0.17 35%

Q1 2016 Compared to Q1 2015 Victory Net Sales $218 Benefits and Productivity Improvements Offset Price/Mix Declines Adjusted EBITDA $28 $13 $14 $738 $6 $26 $87 $7 $88 $13 $2 $1 $546 ¾ ¾ Acquisition reflects three months of Victory Packaging revenues and earnings Average mill selling prices dropped $58 per ton reflecting: ¾ Lower prices of $18 million due to index driven lower domestic containerboard prices, lower export containerboard and export kraft paper prices ¾ Unfavorable mix of $10 million due to lower Durasorb sales and higher export containerboard Inflation unfavorable by $1 million due to higher compensation and benefit costs, partially offset by lower fuel Other sales includes $16 million for elimination of container shipments to Victory Productivity and cost savings include 33,000 tons of higher mill production, lower management incentives, partially offset by $2 million of lower pension income ¾ ¾ ¾ 4 $ in Millions $ in Millions

Q1 2016 Compared to Q4 2015 Productivity and Cost Savings Improve Results Compared to Q4 2015 Net Sales Adjusted EBITDA $10 $764 $24 $738 $88 $8 $82 $13 $13 $ $10 0 $7 $7 $3 ¾ Price and mix includes: ƒLower domestic and export containerboard and kraft paper export prices export containerboard and ƒLess favorable mix due to higher percentage of roll pulp shipments ¾ Victory sales and earnings decline due to seasonality ¾ Inflation favorable by $3 million due to lower fiber and energy costs ¾ Planned outages lower in 2016 compared to 2015’s outage expenses, mainly due to timing at Charleston ¾ Productivity includes higher mill production (+33,000 tons) and cost savings due to lower management incentives, partially offset by lower pension income 5 $ in Millions $ in Millions

Powerful Cash Flow Generator Q1 Operating Cash Flows ¾ Q1 2016 operating cash flow improved by $63 million YOY primarily on: ƒ ƒ ƒ Lower cash tax payments Contributions from Victory Other improved working capital items 2016 FCF of $22 million provided, $59 $39 $16 ¾ Q1 or $0.23 per share, up $0.56 per share compared to Q1 2015 $(4) Q1 2013 Q1 2014 Q1 2015 Q1 2016 ¾ Debt to EBITDA leverage ratio (per credit agreement) ƒ3.6 times - December 31, 2015 ƒ3.7 times - March 31, 2016 Net debt at March 31, 2016 - $1,549 million Capex for Q1 2016 was $36 million. Full year estimate Cash tax rate for the year expected to be 28 percent ¾ ¾ ¾ is $115 million 6 $ in Millions

Operations Overview Mill Production Mill/Corrugated Sales Thousands of Tons Thousands of Tons 692 690 673 661 $646 $625 657 656 Q1 2015 Q4 2015 Q1 2016 Q1 2015 Q4 2015 Q1 2016  During Q1 2016, achieved record tons per day mill production  Year-over-year price erosion of $58 per ton resulted in $28 million revenue decline Q1 2016 7 Avg. Mill Revenue/Ton $683 Q1 2015Q4 2015Q1 2016

Significant Improvements in Lowering Mill Costs Mill Headcount Energy Costs Chemical Costs Per Ton Per Ton $55.64 2,634 $51.50 2,554 $29.75 $44.22 $28.29 $26.75 2,354 Q1 2014 Q1 2015 Q1 2016 Q1 2014 Q1 2015 Q1 2016 Q1 2014 Q1 2015 Q1 2016 ¾ In early 2014, we identified substantial cost savings opportunities and developed plans to achieve goals ¾ Making progress due to process improvements and benefits of capital spending ¾ Further benefits expected in future 8

Market Summary ¾ Continues to be challenging ¾ Domestic markets ƒ Exhibiting good demand and pricing stability ¾ Export markets ƒ Solid demand and firming but overall weak pricing ¾ Specialty grades ƒ Static, some weakness in Durasorb demand 9

Important Initiatives ¾ Capital opportunities-Roanoke Rapids and Charleston chip yards ƒ Third party provides equipment upgrades for these projects resulting in no significant capital outlay for Kapstone 2017 EBITDA benefit of approximately $10 million per year ƒ ¾ Headcount reductions ƒ At the end of Q1 2016, headcount was reduced by 125 positions lowering annualized costs by approximately $9 million ƒ Q1 one time expense of $3 million 10

Victory Update

- Financial results
  - Net sales $218 million
  - Q1 adjusted EBITDA - $7 million (pre-synergies)
  - Q1 free cash flow - $6 million (pre-synergies)
  - Q1 seasonally weakest quarter
  - On track to meet or exceed 2016 expectations

- Integration update
  - Q1 2016 Container Division cut-up of approximately 20,000 tons
  - Expect to achieve 115,000 ton annualized run-rate by end of Q2 2016

- Future integration opportunities
  - Expand container plant footprint
  - Add converting capacity to existing plants
  - Containerboard sales to existing Victory non-integrated suppliers

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Summary of Key Assumptions for Q2 2016

- Full impact of January 2016 price index reductions of $15 per ton for linerboard and $20 per ton for medium and partial realization of February 2016 medium price index reduction of $10 per ton
- Continued seasonal improvement of product mix from Q1 2016, including lower containerboard exports
- Victory will be entering seasonally stronger season
- Planned outage maintenance expense approximately $13 million higher than Q1 2016 due to Roanoke Rapids mill annual outage. Loss of 12,600 production tons
- Average fiber costs trending down
  - Q2 2016 fiber costs should be approximately $4 million to $5 million lower
- Benefit of headcount reduction of approximately $2 million per quarter
- CAPEX is expected to be $ 32 million for Q2 2016, and $115 million for the full year
- Income tax rate of 35 percent

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Appendix

Quarterly Key Performance Indicators Sales ad Production Mill External Shipments (000) Avg Mill Revenue per Ton Tons Produced (000) 690 656 657 $683 $646 $625 482 458 454 1Q 16 4Q 15 1Q 15 1Q 16 4Q 15 1Q 15 1Q 16 4Q 15 1Q 15 Paper and Packaging Product Mix (000 Tons) Containerboard and Corrugated products (1) Specialty paper (2) Internal Consumption 434 413 408 258 250 248 193 184 182 1Q 16 4Q 15 1Q 15 1Q 16 4Q 15 1Q 15 1Q 16 4Q 15 1Q 15 (1) Containerboard includes all domestic and export sales of linerboard and medium (2) Specialty paper includes Kraftpak, Durasorb, Kraft paper and roll pulp 14

Maintenance Outage Expense & Production Impact * The 14,300 ton impact is due to the paper machine #3 upgrade in Charleston ** The 2016 and 2015 ton impact is due to the Roanoke Rapids mill annual outage. In 2014 this outage occurred in Q4 with 11,200 tons lost *** The 16,900 ton impact includes 12,200 tons for paper machine #1 upgrade at Charleston 15 Financial Impact ($ in Millions) Q1 Q2 Q3 Q4 Year 2014 Actual $ 14.8 $ 5.2 $ 5.2 $ 10.9 $36.1 2015 Actual $8.6 $11.1 $4.4 $13.3 $37.4 2016 Forecast $ 6.6 $ 19.2 $ 4.3 $ 7.5 $37.6 Q2 Q3 Q4 Year Lost Production Impact (Tons) Q1 2014 Actual 14,300* 5,400 - 14,500 34,200 2015 Actual 2,000 10,400** 2,400 16,900*** 31,700 2016 Forecast 4 800 14,400** 2 500 3 600 25,300